UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                          July 28, 2014  (July 24, 2014)



                        Commission File No. 333-195427


                              SIGNAL ADVANCE, INC.
              (Exact name of registrant as specified in its charter)




                                    Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)

                              2520 County Road 81
                             Rosharon, Texas 77583
                                (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 4.01 - Changes in Registrant's Certifying Accountant.

Bobby J. Hutton, Certified Public Account ("Hutton"), the independent auditor for Signal Advance Inc. (the "Registrant"), resigned effective July 24, 2014. In Hutton's reports on the financial statements for the Registrant for the past two years, there were no adverse opinions or disclaimers of the opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other then a "Going Concern" opinion. During the period from the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation date, there were no disagreements with Hutton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Hutton's satisfaction would have caused Hutton to make reference to the subject matter of the disagreements in connection with Hutton's report. We have attached a letter from Hutton addressed to the Commission stating whether they agrees with the above statements as an exhibit to this report.

On July 24, 2014, the Board of Directors of the Registrant approved the resignation of Hutton and the engagement of LBB Associates ("LBB") as the Registrant's independent auditor. Neither the Registrant nor anyone on the Registrant's behalf consulted with LBB regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor has LBB provided to the Registrant a written report or oral advice that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or factual reporting issue, or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v) respectively, of Regulation S-K with LBB.


Item 9.01 - Financial Statements and Exhibits

The following exhibit is included as part of this report:

Exhibit 16.1

Letter from Bobby J. Hutton, Certified Public Account dated July 25, 2014.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Signal Advance, Inc.

Dated: July 28, 2014                    /s/ Chris M. Hymel
                                        -----------------------------
                                        By: Chris M. Hymel, President
                                            & Chief Executive Officer





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